Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Statement of Assets and Liabilities                            7
         Portfolio of Investments in Securities                         8
         Notes to Portfolio of Investments in Securities               12
         Statement of Operations                                       13
         Statements of Changes in Net Assets                           14
         Notes to Financial Statements                                 15



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:


                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




                      USAA Family of Funds Summary

       Fund                                             Minimum
     Type/Name                    Volatility           Investment*
     ---------                    ----------           ----------

CAPITAL APPRECIATION
=============================================================================
 Aggressive Growth                Very high              $3,000
 Emerging Markets(1)              Very high              $3,000
 First Start Growth               Moderate to high       $3,000
 Gold(1)                          Very high              $3,000
 Growth                           Moderate to high       $3,000
 Growth & Income                  Moderate               $3,000
 International(1)                 Moderate to high       $3,000
 S&P 500 Index(2)                 Moderate               $3,000
 Science
  & Technology(5)                 Very high              $3,000
 World Growth(1)                  Moderate to high       $3,000

ASSET ALLOCATION
=============================================================================
 Balanced Strategy(1)             Moderate               $3,000
 Cornerstone Strategy(1)          Moderate               $3,000
 Growth and Tax
  Strategy(3)                     Moderate               $3,000
 Growth Strategy(1)               Moderate to high       $3,000
 Income Strategy                  Low to moderate        $3,000

INCOME - TAXABLE
============================================================================
 GNMA                             Low to moderate        $3,000
 Income                           Moderate               $3,000
 Income Stock                     Moderate               $3,000
 Short-Term Bond                  Low                    $3,000

INCOME - TAX EXEMPT
============================================================================
 Long-Term(3)                     Moderate               $3,000
 Intermediate-Term(3)             Low to moderate        $3,000
 Short-Term(3)                    Low                    $3,000
 State Bond Income(3)**           Moderate               $3,000

MONEY MARKET
==========================================================================
 Money Market(4)                  Very low               $3,000
 Tax Exempt
  Money Market(3),(4)             Very low               $3,000
 Treasury Money
  Market Trust(4)                 Very low               $3,000
 State Money Market(3),(4)**      Very low               $3,000


(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(5) This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.
** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

"We are now ready to
move to another plateau."

Back in 1980 we began to craft a family of mutual funds that would allow an investor to create a diversified portfolio suited to an individual's appetite for risk. In 1984 we started a brokerage service because we thought some members might want that. The two have grown beyond our dreams. Our fund family now offers 35 investment choices and our Brokerage Service has become a very significant presence in its industry. We are now ready to move to another plateau.

As I write this message, the USAA Investment Management Company is in the process of ending our long and mutually rewarding relationship with BHC Securities, and taking on all of the responsibilities of running our Brokerage Service. The term for this is "self-clearing." It includes our own seat on the Chicago Stock Exchange. Shortly after we achieve self-clearing, we shall also move our mutual fund accounts off of an internal system and onto the facilities of DST Systems, a Kansas City company that processes very much of the mutual fund industry's transactions. These two moves will greatly improve our ability to offer you better service.

Our goal is to give you a single investment account which can hold, track and report to you on almost any type of investment you wish to make. It will offer features such as low-cost loans based upon your investments,(1) easy movement of funds,(2) and a single statement. It will also be tied to other USAA services such as banking, fixed and variable annuities and property and casualty and life insurance. We will make this the only investment account you will need. You'll be hearing more on this in coming months.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (IMCO), including charges and expenses, please call for a prospectus. Read it carefully before you invest.

USAA Brokerage Services is a discount brokerage service of USAA IMCO, a member of the NASD.

(1) Margin borrowing allows you to buy securities using funds that we will loan you for payment. It can serve as a low-interest loan which can be used for any purpose. Not all securities can be margined, however. Margin borrowing involves additional risks.
(2) An investor should consider the fluctuating values of securities.




Investment Review


GROWTH FUND

OBJECTIVE: Long-term growth of capital with secondary objectives of regular income and conservation of principal.

TYPES OF INVESTMENTS: Primarily common stocks.

-------------------------------------------------------------------------------
                                            7/31/97              1/31/98
===============================================================================
  Net Assets                           $1,650.3 Million      $1,345.6 Million
  Net Asset Value Per Share                 $23.66                $18.03
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/98
===============================================================================
     7/31/97 to 1/31/98          1 Year           5 Years          10 Years
          -14.45%(+)              2.44%           12.81%             13.27%
-------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
----------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth Fund to the S&P 500 Index and the Lipper Growth Funds Average from 01/31/88 to 01/31/98. The data points from the graph are as follows:



             USAA               S&P 500             LIPPER GROWTH
          GROWTH FUND            Index              FUNDS AVERAGE
          ----------            --------            -------------

01/31/88   10,000                10,000                 10,000
06/88      10,408                10,815                 11,121
12/88      10,472                11,186                 11,214
06/89      11,928                13,034                 13,053
12/89      13,334                14,724                 14,307
06/90      13,712                15,178                 15,055
12/90      13,327                14,267                 13,679
06/91      14,578                16,297                 16,000
12/91      17,034                18,604                 18,907
06/92      16,682                18,479                 18,127
12/92      18,861                20,019                 20,423
06/93      19,488                20,993                 21,262
12/93      20,125                22,032                 22,882
06/94      19,442                21,287                 21,579
12/94      20,798                22,322                 22,426
06/95      24,564                26,828                 26,567
12/95      27,465                30,700                 29,607
06/96      29,997                33,797                 32,394
12/96      32,355                37,744                 35,354
06/97      36,476                45,518                 40,639
12/97      33,547                50,332                 44,503
01/31/98   34,762                50,888                 44,670


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund to the S&P 500 Index and the Lipper Growth Funds Average, an average performance level of all growth funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.




                          Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER, DAVID G. PARSONS, CFA IS HERE]

STRATEGY
On January 13, 1998, each shareholder of the Growth Fund received a letter from the President of the USAA Investment Management Company, Michael J.C. Roth. Mr. Roth stated that he was concerned about the performance of the Fund in the latter part of 1997; he discussed the causes of that performance and described steps we have taken.

For a number of years, the Fund has used as a key purchase criterion the undervaluation of stocks of companies whose prospects are deemed good. That undervaluation frequently stemmed from a selloff due to some type of bad news. Early in 1997 it led us to technology stocks which performed well into the summer, but then fell sharply in the latter part of the year. For the year as a whole, the Fund severely lagged both the market and its peers.

In light of this, we made two changes.

-  We  have  expanded  our  diversification   guidelines  to  include  not  just
   industries, but market sectors that may move in unison.

- We recognized that a sustained bull market, such as the past 3 years, can make it more difficult to find many out-of-favor stocks. To address this situation we will look at stocks of growth companies which are reasonably valued but not out-of-favor. Nevertheless, our emphasis will continue on finding out-of-favor growth stocks.

We believe these changes will help avoid a recurrence of late '97.

PERFORMANCE

For the six-month period ending January 31, 1998, the Fund's performance was -14.45%. For the past twelve months, it was 2.44%.


=================================================


          TOP 10 EQUITY HOLDINGS
            (% OF NET ASSETS)

  Cadbury Schweppes plc ADR         6.0
  Pharmacia & Upjohn                5.1
  Ascend Communications             2.8
  Micron Technology                 2.2
  American Home Products            2.1
  Amgen                             1.9
  United States Surgical            1.9
  Pacificare Health Systems         1.7
  Warner-Lambert                    1.7
  Motorola                          1.5

==================================================




==================================================

           TOP 10 INDUSTRIES
           (% OF NET ASSETS)

  Drugs                              7.5
  Computer - Networking              6.5
  Medical Products & Supplies        6.5
  Biotechnology                      6.1
  Beverages - Nonalcoholic           6.0
  Electronics - Semiconductors       5.5
  Equipment - Semiconductors         5.5
  Healthcare - Diversified           3.8
  Oil & Gas - Drilling/Equipment     3.7
  Finance - Consumer                 3.2

See page 8 for a complete listing of the Portfolio of Investments in Securities.

==================================================



GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 1998
(Unaudited)

ASSETS
   Investments in securities, at market value (identified cost of $1,282,294)             $1,322,262
   Cash                                                                                          317
   Receivables:
      Capital shares sold                                                                        796
      Dividends and interest                                                                     723
      Securities sold                                                                         24,383
                                                                                          ----------
         Total assets                                                                      1,348,481
                                                                                          ----------


LIABILITIES
   Capital shares redeemed                                                                    1,616
   USAA Investment Management Company                                                           859
   USAA Transfer Agency Company                                                                 205
   Accounts payable and accrued expenses                                                        153
                                                                                         ----------
         Total liabilities                                                                    2,833
                                                                                         ----------
            Net assets applicable to capital shares outstanding                          $1,345,648
                                                                                         ==========


REPRESENTED BY:
   Paid-in capital                                                                       $1,264,284
   Accumulated undistributed net investment loss                                             (1,212)
   Accumulated net realized gain on investments                                              42,608
   Net unrealized appreciation of investments                                                39,968
                                                                                         ----------
            Net assets applicable to capital shares outstanding                          $1,345,648
                                                                                         ==========
   Capital shares outstanding                                                                74,628
                                                                                         ==========
   Net asset value, redemption price, and offering price per share                       $    18.03
                                                                                         ==========


See accompanying notes to financial statements.



GROWTH FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES

January 31, 1998
(Unaudited)



                                          Market
  Number                                  Value
of Shares            Security             (000)
---------            --------             -----

            COMMON STOCKS (80.7%)

          Aerospace/Defense (0.2%)
  53,200  Boeing Co.                      $  2,530
--------------------------------------------------

          Agricultural Products (0.1%)
   5,500  Pioneer Hi-Bred
           International,
           Inc.                                550
--------------------------------------------------

          Air Freight (0.8%)
 160,080  FDX Corp.*                        10,415
--------------------------------------------------

          Airlines (1.2%)
 600,000  Southwest Airlines
           Co.                              15,638
--------------------------------------------------

          Banks - Major Regional (0.6%)
  42,000  Banc One Corp.                     2,347
  51,100  NationsBank Corp.                  3,066
  44,300  Norwest Corp.                      1,617
   5,000  Wells Fargo & Co.                  1,545
--------------------------------------------------
                                             8,575
--------------------------------------------------

          Banks - Money Center (0.5%)
  48,700  BankAmerica Corp.                  3,461
  31,800  Citicorp                           3,784
--------------------------------------------------
                                             7,245
--------------------------------------------------

          Beverages - Alcoholic (0.1%)
  27,600  Anheuser-Busch
           Companies, Inc.                   1,240
--------------------------------------------------

          Beverages - Nonalcoholic (6.0%)
1,721,704  Cadbury Schweppes
           plc ADR                          80,920
--------------------------------------------------

          Biotechnology (6.1%)
 500,000  Amgen, Inc.*                      25,000
 300,000  Biogen, Inc.*                     12,337
 400,000  Centocor, Inc.*                   16,025
 600,000  Chiron Corp.*                     10,763
 300,000  Genzyme Corp.*                     8,006
 500,000  Interneuron
           Pharmaceuticals, Inc.*            4,875
 300,000  Nexstar Pharmaceuticals, Inc.*     3,000
  71,125  Organogenesis, Inc.*               1,569
--------------------------------------------------
                                            81,575
--------------------------------------------------

          Broadcasting - Radio
           & TV (0.1%)
  35,700  CBS Corp.                          1,069
   4,600  Clear ChannelCommunications,
           Inc.*                               354
--------------------------------------------------
                                             1,423
--------------------------------------------------
          Chemicals (0.1%)
  19,100  Monsanto Co.                         906
--------------------------------------------------

          Communication
           Equipment (2.5%)
 350,000  Motorola, Inc.                    20,803
 700,000  Pairgain Technologies, Inc.*      12,863
--------------------------------------------------
                                            33,666
--------------------------------------------------

          Computer - Hardware (0.4%)
 500,000  Micron Electronics, Inc.*          5,813
--------------------------------------------------
          Computer - Networking (6.5%)
 600,000  3Com Corp.*                       19,837
1,280,000 Ascend
           Communications, Inc.*            37,840
 950,000  Cabletron Systems, Inc.*          13,716
 250,000  Cisco Systems, Inc.*              15,766
--------------------------------------------------
                                            87,159
---------------------------------------------------

          Computer - Peripherals (2.7%)
 600,000  Quantum Corp.*                    14,625
 650,000  Seagate Technology, Inc.*         15,072
 380,000  Western Digital Corp.*             7,101
--------------------------------------------------
                                            36,798
--------------------------------------------------

          Computer Software
           & Service (1.2%)
 450,000  Intuit, Inc.*                     16,819
--------------------------------------------------

          Distributions -
           Food / Health (0.1%)
   8,200   Cardinal Health, Inc.               635
--------------------------------------------------

          Drugs (7.5%)
  52,600  Dura Pharmaceuticals, Inc.*        2,088
 600,000  Ivax Corp.*                        4,500
 500,000  Jones Medical Industries,
           Inc.                             17,469
 400,000  Mylan Laboratories, Inc.           7,175
1,800,000 Pharmacia & Upjohn, Inc.          69,187
--------------------------------------------------
                                           100,419
--------------------------------------------------

         Electrical Equipment (0.8%)
 136,100  General Electric Co.              10,548
--------------------------------------------------

         Electronics -
           Instrumentation (0.4%)
 160,000  KLA Instruments Corp.*             6,000
--------------------------------------------------

         Electronics -
          Semiconductors (5.5%)
 800,000 Advanced Micro
          Devices, Inc.*                   16,050
 135,000 Intel Corp.                       10,935
 140,000 LSI Logic Corp.*                   3,360
 847,900 Micron Technology, Inc.*          29,359
 260,000 Texas Instruments, Inc.           14,202
-------------------------------------------------
                                           73,906
-------------------------------------------------

         Entertainment (0.3%)
  21,000 Time Warner, Inc.                  1,348
  23,200 Walt Disney Co.                    2,472
-------------------------------------------------
                                            3,820
-------------------------------------------------

         Equipment -
          Semiconductors (5.5%)
 585,000 Applied Materials, Inc.*         19,195
 552,400 Cymer, Inc.*                      9,149
 857,400 Lam Research Corp.*              19,560
 305,000 Novellus Systems, Inc.*          10,999
 370,000 Teradyne, Inc.*                  14,615
------------------------------------------------
                                          73,518
------------------------------------------------

         Finance - Consumer (1.2%)
 500,000 Advanta Corp.                    15,375
   9,700 Associates First
          Capital Corp.                      660
  25,500 MBNA Corp.                          792
------------------------------------------------
                                          16,827
------------------------------------------------

         Finance - Diversified (0.6%)
  26,800 American Express Co.              2,243
  14,700 American General Corp.              829
  55,100 Fannie Mae                        3,402
  35,700 Morgan Stanley, Dean
          Witter, Discover & Co.           2,084
------------------------------------------------
                                           8,558
------------------------------------------------

         Foods (0.5%)
  25,800 Campbell Soup Co.                 1,380
  23,600 Kellogg Co.                       1,090
  29,800 Sara Lee Corp.                    1,626
  37,800 Unilever N V                      2,157
------------------------------------------------
                                           6,253
------------------------------------------------

         Gaming Companies (0.5%)
 280,000 International Game
          Technology                       7,123
------------------------------------------------

         Healthcare - Diversified (3.8%)
 300,000 American Home Products Corp.     28,631
 150,000 Warner-Lambert Co.               22,575
------------------------------------------------
                                          51,206
------------------------------------------------

         Healthcare - HMOs (2.8%)
 400,000 Pacificare Health
          Systems, Inc.*                  22,450
 300,000 United Healthcare Corp.          15,375
------------------------------------------------
                                          37,825
------------------------------------------------

         Healthcare - Specialized
          Services (0.4%)
 400,000 HCIA, Inc.*                       4,750
------------------------------------------------

         Household Products (0.4%)
  25,300 Kimberly-Clark Corp.              1,320
  50,000 Procter & Gamble Co.              3,919
------------------------------------------------
                                           5,239
------------------------------------------------

         Insurance Brokers (0.1%)
   9,100 Marsh & McLennan
          Cos., Inc.                         672
------------------------------------------------

         Insurance - Life/Health (1.3%)
 250,000 Aetna, Inc.                      18,375
------------------------------------------------

         Insurance - Multi-Line
          Companies (0.4%)
  31,600 American International
          Group, Inc.                      3,486
  36,500 Travelers Corp.                   1,807
------------------------------------------------
                                           5,293
------------------------------------------------

         Insurance -
          Property/Casualty (0.2%)
  26,100 Allstate Corp.                    2,310
   3,900 Progressive Corp.                   426
------------------------------------------------
                                           2,736
------------------------------------------------

         Investment Banks /
          Brokerage (0.1%)
  14,600 Merrill Lynch & Co., Inc.           922
------------------------------------------------

         Manufacturing - Diversified
          Industries (1.3%)
 356,200 Hillenbrand Industries, Inc.     18,255
------------------------------------------------

         Medical Products
          & Supplies (6.5%)
 472,000 Bausch & Lomb, Inc.              20,237
 400,000 Boston Scientific Corp.*         20,300
 400,000 St. Jude Medical, Inc.*          13,000
 900,000 United States
          Surgical Corp.                  25,706
 200,000 Vertex Pharmaceuticals,
          Inc.*                            7,850
------------------------------------------------
                                          87,093
------------------------------------------------

         Oil & Gas -
          Drilling/Equipment (3.7%)
 150,000 Baker Hughes, Inc.                5,784
 200,000 Halliburton Co.                   8,988
 757,800 Input/Output, Inc.*              15,061
 200,000 Schlumberger Ltd.                14,737
 150,000 Transocean Offshore, Inc.         5,963
------------------------------------------------
                                          50,533
------------------------------------------------

         Personal Care (0.1%)
  19,000 Gillette Co.                      1,876
------------------------------------------------

         Restaurants (1.9%)
 321,500 Apple South, Inc.                 3,938
 600,000 Brinker International, Inc.*     10,050
 300,000 Lone Star Steakhouse
          & Saloon, Inc.*                  5,494
 100,000 Outback Steakhouse, Inc.*         3,200
 508,000 Taco Cabana, Inc. "A"*            2,762
------------------------------------------------
                                          25,444
------------------------------------------------

         Retail - Building
          Supplies (0.1%)
  28,900 Home Depot, Inc.                  1,743
------------------------------------------------

         Retail - Drug (0.1%)
  36,900 Walgreen Co.                      1,222
------------------------------------------------

         Retail - General
          Merchandising (0.3%)
   9,100 Dayton Hudson Corp.                 655
  93,800 Wal-Mart Stores, Inc.             3,740
------------------------------------------------
                                           4,395
------------------------------------------------

         Savings & Loan
          Holding Co.(0.1%)
  13,400 Washington Mutual, Inc.             861
------------------------------------------------

         Services - Commercial
          & Consumer (0.1%)
  43,600 Cendant Corp.*                    1,477
------------------------------------------------

         Services - Data
          Processing (0.6%)
 250,000 First Data Corp.                  7,656
------------------------------------------------

         Shoes (0.9%)
 300,000 NIKE, Inc. "B"                   12,019
------------------------------------------------

         Telecommunications -
          Cellular/Wireless (0.1%)
  16,600 Airtouch Communications,
          Inc.*                              728
------------------------------------------------

         Telecommunications -
          Long Distance (0.4%)
 169,800 Worldcom, Inc.*                   6,081
------------------------------------------------

         Telephones (0.8%)
  41,800 Bell Atlantic Corp.               3,869
  49,600 BellSouth Corp.                   3,004
  44,800 SBC Communications Corp.          3,483
------------------------------------------------
                                          10,356
------------------------------------------------

         Tobacco (0.2%)
  78,300 Philip Morris
          Companies, Inc.                  3,250
------------------------------------------------

         Truckers (2.0%)
 185,000 American Freightways Corp.*       1,781
  50,000 Arnold Industries, Inc.             875
 200,000 CNF Transportation, Inc.          9,137
  75,000 J.B. Hunt Transport
          Services, Inc.                   1,650
  80,000 Landstar System, Inc.*            2,090
  96,500 M.S. Carriers, Inc.*              2,135
  67,500 Swift Transportation
          Co., Inc.*                       2,114
 101,300 US Freightways Corp.              3,545
  82,500 Werner Enterprises, Inc.          1,898
  72,000 Yellow Corp.*                     1,881
------------------------------------------------
                                          27,106
------------------------------------------------
Total common stocks
 (cost: $1,046,024)                    1,085,992
------------------------------------------------


Principal                               Market
 Amount                                  Value
 (000)         Security                  (000)
 -----         --------                   ---

           SHORT-TERM (17.6%)

         Commercial Paper (2.0%)
$ 27,167 Ford Motor Credit Co.,
          5.57%, 2/06/98
          (cost: $27,142)              $  27,142
------------------------------------------------

         Discount Notes (15.6%)
  61,041 Federal Home Loan Bank,
          5.34%, 2/02/98                  61,023
  49,124 Federal Home Loan Bank,
          5.39%, 2/05/98                  49,087
  58,703 Federal Home Loan
          Mortgage Corp.,
          5.38%, 2/03/98                  58,676
  40,366 Federal National
          Mortgage Assoc.,
          5.36%, 2/04/98                  40,342
------------------------------------------------
                                         209,128
------------------------------------------------
Total short-term (cost: $236,270)        236,270
------------------------------------------------
Total investments
 (cost: $1,282,294)                   $1,322,262
================================================




GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

January 31, 1998
(Unaudited)


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 7.3% of net assets at January 31, 1998.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
* Non-income producing.


See accompanying notes to financial statements.





GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 1998
(Unaudited)


Net investment loss:
   Income (net of foreign taxes withheld of $101):
      Dividends                                                      $   5,172
      Interest                                                             969
                                                                     ---------
         Total income                                                    6,141
                                                                     ---------
   Expenses:
      Management fees                                                    5,735
      Transfer agent's fees                                              1,205
      Custodian's fees                                                      98
      Postage                                                              165
      Shareholder reporting fees                                            45
      Directors' fees                                                        2
      Registration fees                                                     68
      Professional fees                                                     17
      Other                                                                 21
                                                                     ---------
         Total expenses                                                  7,356
                                                                     ---------
            Net investment loss                                         (1,215)
                                                                     ---------
Net realized and unrealized gain (loss) on investments:
   Net realized gain                                                   121,981
   Change in net unrealized appreciation/depreciation                 (362,509)
                                                                     ---------
            Net realized and unrealized loss                          (240,528)
                                                                     ---------
Decrease in net assets resulting from operations                     $(241,743)
                                                                     =========


See accompanying notes to financial statements.




GROWTH FUND
STATEMENTS  OF  CHANGES  IN NET ASSETS
(IN  THOUSANDS)

Six-month  period  ended January 31, 1998
 and Year ended July 31, 1997
(Unaudited)



                                                        1/31/98        7/31/97
                                                        -------        -------

From operations:
   Net investment income (loss)                      $   (1,215)    $   17,204
   Net realized gain on investments                     121,981        103,175
   Change in net unrealized appreciation/
     depreciation of investments                       (362,509)       372,704
                                                     ----------     ----------
      Increase (decrease) in net assets resulting
         from operations                               (241,743)       493,083
                                                     ----------     ----------
Distributions to shareholders from:
   Net investment income                                 (6,280)       (21,644)
                                                     ----------     ----------
   Net realized gains                                  (159,478)      (190,388)
                                                     ----------     ----------
From capital share transactions:
   Proceeds from shares sold                            108,084        195,615
   Dividend reinvestments                               163,214        209,560
   Cost of shares redeemed                             (168,406)      (198,231)
                                                     ----------     ----------
      Increase in net assets from capital
        share transactions                              102,892        206,944
                                                     ----------     ----------
Net increase (decrease) in net assets                  (304,609)       487,995
Net assets:
   Beginning of period                                1,650,257      1,162,262
                                                     ----------     ----------
   End of period                                     $1,345,648     $1,650,257
                                                     ==========     ==========
Undistributed net investment income (loss)
  included in net assets:
  End of period                                      $   (1,212)    $    6,286
                                                     ==========     ==========
Change in shares outstanding:
   Shares sold                                            5,280          9,957
   Shares issued for dividends reinvested                 8,417         11,929
   Shares redeemed                                       (8,825)       (10,102)
                                                     ----------     ----------
      Increase in shares outstanding                      4,872         11,784
                                                     ==========     ==========
Authorized shares of $.01 par value                     100,000        100,000
                                                     ==========     ==========

See accompanying notes to financial statements.




GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1998
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the Growth Fund (the Fund). The Fund's primary investment objective is long-term growth of capital, with secondary objectives of regular income and conservation of principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in common stocks or securities that are convertible into common stock.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase paid-in capital by approximately $2,900.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1998.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1998 were $320,870,364 and $620,607,076, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1998 was $162,559,991 and $122,591,676, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1998 was $36,900.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.



(7)  FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:



                                 Six-Month
                                Period Ended            Year Ended July 31,
                                 January 31,       ------------------------------
                                    1998           1997        1996          1995
                                    ----           ----        ----          ----
Net asset value at
   beginning of period           $    23.66    $    20.05    $    19.06     $  17.63
Net investment income (loss)           (.02)          .24           .33          .26
Net realized and
   unrealized gain (loss)             (3.29)         6.92          1.92         3.95
Distributions from net
   investment income                   (.09)         (.34)         (.29)        (.27)
Distributions of realized
   capital gains                      (2.23)        (3.21)         (.97)       (2.51)
                                 ----------    ----------    ----------     --------
Net asset value at
   end of period                 $    18.03    $    23.66    $    20.05     $  19.06
                                 ==========    ==========    ==========     ========
Total return (%) *                   (14.45)        42.48         12.44        26.46
Net assets at
   end of period (000)           $1,345,648    $1,650,257    $1,162,262     $922,821
Ratio of expenses to
   average net assets (%)               .97(a)        .97          1.01         1.04
Ratio of net investment
   income (loss) to
   average net assets (%)              (.16)(a)      1.28          1.70         1.63
Portfolio turnover (%)                22.11         75.41         62.30        69.64
Average commission
   rate paid per share+          $    .0457    $    .0495    $    .0497



                                   Ten-Month
                                 Period Ended     Year Ended
                                   July 31,      September 30,
                                    1994            1993
                                    ----            ----

Net asset value at
   beginning of period           $  19.76         $  17.49
Net investment income (loss)          .19              .19
Net realized and
   unrealized gain (loss)            (.17)            2.67
Distributions from net
   investment income                 (.16)            (.32)
Distributions of realized
   capital gains                    (1.99)            (.27)
                                 --------         --------
Net asset value at
   end of period                 $  17.63         $  19.76
                                 ========         ========
Total return (%) *                    .31            16.77
Net assets at
   end of period (000)           $618,685         $605,457
Ratio of expenses to
   average net assets (%)            1.04(a)          1.07
Ratio of net investment
   income (loss) to
   average net assets (%)            1.33(a)          1.07
Portfolio turnover (%)             117.80            96.19
Average commission
   rate paid per share+




   * Assumes reinvestment of all dividend income and capital gain distributions during the period.
   + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
 (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

===============================================================================

                                    Directors
                     Robert G. Davis, Chairman of the Board
           Michael J.C. Roth, President and Vice Chairman of the Board
                      John W. Saunders, Jr., Vice President
                               Barbara B. Dreeben
                             Howard L. Freeman, Jr.
                                 Robert L. Mason
                                Richard A. Zucker

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288


                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105

                                  Legal Counsel
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

                              Independent Auditors
                              KPMG Peat Marwick LLP
                           112 East Pecan, Suite 2400
                            San Antonio, Texas 78205



                              Telephone Assistance
                          Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

                   For Additional Information On Mutual Funds
                    1-800-531-8181, (in San Antonio) 456-7211
                 For account servicing, exchanges or redemptions
                    1-800-531-8448, (in San Antonio) 456-7202

                        Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                    1-800-531-8066, (in San Antonio) 498-8066

                            Mutual Fund Touchline(Registered Trademark)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                    1-800-531-8777, (in San Antonio) 498-8777

================================================================================